UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 12, 2008

COMMISSION FILE NUMBER: 000-50760

SANCON RESOURCES RECOVERY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	58-2670972
(State or other jurisdiction	(IRS Employer Identification
of incorporation)	File Number)

7-9 GRAHAM ROAD
CLAYTON SOUTH 3169 VIC AUSTRALIA
(Address of Principal Executive Offices)

+61-3-97922555
(Registrant's telephone number, including area code)

- NOT APPLICABLE -
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

            Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides to be used by the Sancon Resource Recovery Inc. in making a presentation to analysts and potential investors and others and are expected to be used in subsequent presentations to interested parties, including analysts, potential investors and shareholders.

Item 9.01.             Financial Statements, Pro Forma Financial Information and Exhibits

(d)            Exhibits:

99.1            Investor presentation of Sancon Resource Recovery Inc., dated November 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sancon Resources Recovery, Inc. (REGISTRANT) By: /s/ Jack Chen Jack Chen Chief Executive Officer

Date: November 12, 2008